BLACKROCK MQE INVESTORS
SEMI-ANNUAL REPORT
================================================================================
JUNE 30, 1999 (UNAUDITED)

BLACKROCK MQE INVESTORS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
================================================================================

ASSETS

Repurchase agreement dated 06/30/99 with State Street
     Bank and Trust, Co., 4.60% due 07/01/99,
     collateralized  by $2,280,000  United States
     Treasury Notes, 6.50% due 05/31/00
     (market value $2,336,762) (repurchase proceeds
     $2,277,291) (cost $2,277,000)                                  $ 2,277,000
Cash (including cash held in foreign banks of $4,353)                     5,186
Interest receivable                                                         291
                                                                    -----------
     Total assets                                                     2,282,477
                                                                    -----------
LIABILITIES
Investment advisory fee payable (Note 4)                                795,742
Accrued expenses                                                         53,980
                                                                    -----------
     Total liabilities                                                  849,722
                                                                    -----------
NET INVESTMENT ASSETS                                               $ 1,432,755
                                                                    ===========
Net assets were comprised of:
     Common units of beneficial interest,
     at par (Note 5)                                                $       466
     Accumulated net realized gain                                    1,432,390

     Depreciation on foreign currency                                      (101)
                                                                    -----------

     Net assets applicable to common unitholders                    $ 1,432,755
                                                                    ===========

Net asset value per common unit ($1,432,755 divided by 46,580
     common units issued and outstanding)                           $     30.76
                                                                    ===========

Total units outstanding at end of period                                 46,580
                                                                    ===========

--------------------------------------------------------------------------------
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
================================================================================

NET INVESTMENT LOSS

Investment income  (net of interest expense of $2,480)             $     36,644
                                                                   ------------

Expenses
     Investment advisory fee                                            795,742
     Professional services                                               33,000
     Administration/Custody/Transfer Agent                               10,000
     Directors                                                           11,011
                                                                   ------------

     Total expenses                                                     849,753
                                                                   ------------
     Net investment loss                                               (813,109)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS AND FOREIGN CURRENCY (NOTE 1)

Net realized gain on:
     Investments                                                     21,914,546
     Foreign currency                                                    36,537
                                                                   ------------
     Net realized gain                                               21,951,083
                                                                   ------------

Net change in unrealized depreciation on foreign currency                   (84)
                                                                   ------------


Net realized and unrealized gain                                     21,950,999
                                                                   ------------
NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                                     $ 21,137,890
                                                                   ============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
================================================================================

INCREASE (DECREASE) IN CASH

Cash flows provided by operating activities:
          Interest received, net                                   $     36,400
          Expenses paid                                                 (38,533)
          Unrealized depreciation on foreign currency                       (84)
          Realized gain on foreign currency                              36,537
                                                                   ------------
          Net cash flows provided by operating activities                34,320
                                                                   ------------

Cash flows provided by investing activities:
          Proceeds from sales of investments                         20,015,545
                                                                   ------------
Cash flows used for financing activities:
          Distributions to shareholders                             (20,050,000)
                                                                   ------------
Net decrease in cash                                                       (135)

Cash, beginning of period                                                 5,321
                                                                   ------------
Cash, end of period                                                $      5,186
                                                                   ============

RECONCILIATION OF NET INCREASE IN NET
         ASSETS RESULTING FROM OPERATIONS
         TO NET CASH FLOWS PROVIDED BY
         OPERATING ACTIVITIES

Net increase in net assets resulting from operations               $ 21,137,890
                                                                   ------------

Net realized gain on investments                                    (21,914,546)
Increase in accrued expenses and other liabilities                      811,220
Decrease other assets                                                      (244)
                                                                   ------------

          Total adjustments                                         (21,103,570)
                                                                   ------------
Net cash flows provided by operating activities                    $     34,320
                                                                   ============


--------------------------------------------------------------------------------
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
================================================================================

                                                                            FOR THE                         FOR THE
                                                                        SIX MONTHS ENDED                   YEAR ENDED
                                                                         JUNE 30, 1999                 DECEMBER 31, 1998
                                                                         -------------                 -----------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
     Net investment loss                                                  $   (813,109)                  $   (146,633)
     Net realized gain                                                      21,951,083                             45
     Net change in unrealized depreciation                                         (84)                           (40)
                                                                          ------------                   ------------


     Net increase (decrease) in net assets resulting
          from operations                                                   21,137,890                       (146,628)
                                                                          ------------                   ------------

Dividends and distributions to common unitholders from:
     Net investment income                                                  (1,769,825)                          --
     Net realized gain                                                     (18,230,175)                          --
                                                                          ------------                   ------------

     Total dividends and distributions to common unitholders               (20,000,000)                          --
                                                                          ------------                   ------------

Liquidating distribution to preferred unitholders                              (50,000)                          --
                                                                          ------------                   ------------

     Net increase (decrease)                                                 1,087,890                       (146,628)

NET INVESTMENT ASSETS

Beginning of period                                                            344,865                        491,493
                                                                          ------------                   ------------

End of period                                                             $  1,432,755                   $    344,865
                                                                          ============                   ============



--------------------------------------------------------------------------------
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
STATEMENTS OF FINANCIAL HIGHLIGHTS (UNAUDITED)
================================================================================

                                                     FOR THE
                                                     SIX MONTHS         FOR THE YEAR          FOR THE YEAR        NOVEMBER 1, 1996*
                                                       ENDED                ENDED                 ENDED                THROUGH
                                                   JUNE 30, 1999       DECEMBER 31, 1998     DECEMBER 31, 1997     DECEMBER 31, 1996
                                                   -------------       -----------------     -----------------     -----------------
PER COMMON UNIT OPERATING
     PERFORMANCE:
Net asset value, beginning of period                $       6.33         $     9.48           $      981.32        $    1,000.00
                                                    ------------         ----------           -------------        -------------
     Net investment income (loss) (a)                     (17.46)             (3.15)                 383.82                15.77
     Net realized and unrealized loss (a)                 471.26                 --                  (14.68)              (34.45)
                                                    ------------         ----------           -------------        -------------
     Net increase (decrease) from
       investment operations                              453.80              (3.15)                 369.14               (18.68)
                                                    ------------         ----------           -------------        -------------

     Less dividends and distributions
       to common unitholders:
          Net investment income                           (38.00)                --                 (340.99)                  --
          Net realized gain                              (391.37)                --                      --                   --
          Return of capital                                   --                 --                 (999.99)                  --
                                                    ------------         ----------           -------------        -------------
     Net decrease from distributions
       to common unitholders                             (429.37)                --               (1,340.98)                  --
                                                    ------------         ----------           -------------        -------------

Net asset value, end of period                      $      30.76         $     6.33           $        9.48        $      981.32
                                                    ============         ==========           =============        =============

TOTAL INVESTMENT RETURN (B)                            7,169.04%           (33.23)%                  37.61%              (1.87)%

RATIOS TO AVERAGE NET ASSETS (C):
Expenses                                                 135.19%(d)          49.05%                   1.25%                1.33%(d)
Net investment income                                  (129.36)%(d)        (41.99)%                  39.00%                9.46%(d)

SUPPLEMENTAL DATA:
Average net assets of common
  unitholders (in thousands)                              $1,268               $349                 $45,845              $46,580
Portfolio turnover                                            0%                 0%                      0%                   0%
Net assets of common unitholders,
  end of period (in thousands)                            $1,433               $295                    $441              $45,710
Asset coverage per preferred unit,
  end of period (in thousands)                                --                 $3                      $5                 $458
Preferred units outstanding (in thousands)                    --                $50                     $50                  $50


--------------------------------------------------------------------------------

(a)  Calculated based on average units.
(b) The Fund is not a publicly traded entity, therefore, total investment return is calculated assuming a purchase of a common share at net asset value per share on the first day and a sale at net asset value per share on tha last day of the period reported. Total investment return for periods of less than one full year are not annualized.
(c) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred units relative to average net assets of common unitholders.
(d)  Annualized.

     Contained above is the unaudited operating performance based on an average unit of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data, for the periods indicated. This information has been determined based upon financial information provided in the financial statements.
 *   Commencement of investment operations.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

BLACKROCK MQE INVESTORS
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================


NOTE 1.       ORGANIZATION AND ACCOUNTING POLICIES

     BlackRock MQE Investors (the "Trust") is a non-diversified closed-end investment company organized as a Delaware business trust registered under the
Investment Company Act of 1940. The Trust is treated as a partnership for federal income tax purposes. The Units of the Trust are offered to investors in BlackRock Fund Investors I, II, and III (the "Funds") and to other institutional and other qualified investors. The Preferred Units were offered only to
Accredited Investors. Effective March 3, 1999, all preferred units were liquidated.
     The Trust was organized to invest in subordinated debentures and working capital financing (the "Subordinated Debt"), of Annington Finance No. 3 Limited or its affiliates ("Annington Finance"), warrants ("the Warrants") exercisable for common stock of Annington Homes Limited or its affiliates (together with its affiliates "Annington") and other securities issued in respect of such securities. The Annington companies have been organized to acquire the Married Quarters Estate ("MQE") from the United Kingdom Ministry of Defense in a complex transaction.
     The following is a summary of significant accounting policies followed by the Trust.

INVESTMENT VALUATION: Regarding the Trust's assets for which market quotations are not readily available, the Trust values such investments at estimated fair value which is generally defined as the amount for which the investment or asset could be sold in an orderly disposition over a reasonable period of time taking into account the nature of the investment or the asset.
     In determining estimated fair value, the Trust considers all factors that reasonably appear to be relevant including, but not limited to, (i) the type of investment or asset, (ii) maturity and duration, (iii) liquidity, (iv) size of holding, (v) market value of the same or similar investments or assets that are readily marketable, (vi) reports by analysts or appraisers, and (vii) information as to recent transactions in the same or similar investments or assets.
     Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities.
     Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.
     In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to hedge foreign currency risk. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized gain or loss from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparts to meet the terms of their contract.
         Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing the warrants held by the Trust. Forward currency contracts are not meant to be used to eliminate all of the exposure to foreign currency, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the fund.
         There were no forward currency contracts open at June 30, 1999.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of Investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The Trust isolates that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.
     The Trust reports certain foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the British Sterling relative to the US dollar.
     The exchange rate for the British Pound at June 30, 1999 was US$1.00 to UK Pound 0.63498.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium or accretes discount on securities purchased using the interest method.

DISTRIBUTIONS: The Trust makes distributions from net investment income, from realized capital gains and from paid-in capital. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2.       INVESTMENTS

     In November of 1996, the Trust purchased Subordinated Debt and Warrants of Annington Finance and Annington Homes Limited ("AHL") for $45,372,600 and $1,112,366, respectively. Each Warrant is convertible into one share of common stock at a subscription price of $6,350 per share. On March 3, 1999, the warrants were sold generating a realized gain of $21,914,546.

NOTE 3.  PORTFOLIO SECURITIES

     Purchases and proceeds from sales of investment securities, other than short-term investments, for the six months ended June 30, 1999, aggregated $0 and $21,914,546, respectively. The federal income tax basis of the investments at June 30, 1999 was substantially the same as the basis for financial reporting.

NOTE 4.       AGREEMENTS

     Pursuant to the Declaration of Trust ("DOT") the Trust will pay BlackRock Financial Management, Inc., Manager of the Trust, a 1.00% allocation of all Capital Contributions, on an annualized basis, subject to certain criteria as defined in the DOT.
     The Trust has also entered into an agreement with State Street Bank and Trust Company ("State Street") which provides that State Street will receive an annual fee of $20,000 in exchange for Administration, Custody and Transfer Agent services.
     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust, who are affiliated persons of the Advisor. State Street pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.
      Trustees of the Trust, who are not interested parties, are paid a fee for their services in the amount of $6,000 each on an annual basis plus meeting fees of $1,000 per meeting, telephonic meeting fees of $125 per meeting and certain out-of-pocket expenses.

NOTE 5.       CAPITAL

     The Trust has obtained capital commitments from unitholders in the form of subscription agreements. When notified by the Trust, in accordance with the DOT, the unitholders shall make capital contributions as are required to satisfy their outstanding capital commitments. The Trust must give fourteen days advance notice before contributions are due. As of December 31, 1997, all of the capital commitments from investors had been called and received. As of June 30, 1999, only the par value was outstanding.
     There are 100 million common units of $.01 par value authorized and there are 200 preferred units of $.01 par value authorized. The preferred units had a liquidation value of $500 per share plus any accumulated but unpaid dividends. On March 3, 1999, all preferred shares were liquidated at a rate of $616.86 per share.
     The holders of preferred units have voting rights equal to the holder of common units (one vote per unit) and will vote together with holders of units of common stock as a single class. However, holders of preferred units are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by unitholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred units, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred units, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

TRUSTEES
Laurence D. Fink, CHAIRMAN
Donald G. Drapkin
Kendrick R. Wilson, III

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Wesley R. Edens, CHIEF OPERATING OFFICER
Robert I. Kauffman, MANAGING DIRECTOR
Randal A. Nardone, MANAGING DIRECTOR
Erik P. Nygaard, MANAGING DIRECTOR
Henry Gabbay, TREASURER
Susan L. Wagner, SECRETARY
James Kong, ASSISTANT TREASURER

MASTER ADMINISTRATOR
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY  10154

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
Two Heritage Drive
North Quincy, MA  02171

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY  10281-1431

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY  10022




The accompanying financial statements as of June 30, 1999 were not audited and, accordingly, no opinion is expressed on them.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

BLACKROCK MQE INVESTORS
Two Heritage Drive
North Quincy, MA  02171